UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 20, 2006

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	01-14294	22-2545165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 UNION BOULEVARD, TOTOWA, NJ	07512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Effective December 20, 2006, Greater Community Bancorp (the "Company") and Greater Community Bank, a Company subsidiary (the "Bank"), entered into Amendment No. 2 (the "Amendment") to the Employment Agreement among the Company, the Bank and Anthony M. Bruno, Jr., Chairman, President and CEO of the Company and the Bank. The Amendment amends and restates the language of Mr. Bruno's Employment Agreement to provide that he shall be entitled to receive both stock options and restricted stock pursuant to the terms of the Company's recently adopted 2006 Long-Term Compensation Plan (the "2006 Plan"). The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.16 and is incorporated herein by reference.

Pursuant to action of the Compensation Committee of the Board of Directors of the Company, effective December 20, 2006, Mr. Bruno was awarded 3,000 shares of restricted stock, with 300 shares vesting on the first anniversary of grant, 600 shares vesting on the second anniversary, 900 shares vesting on the third anniversary, and 1,200 shares vesting on the fourth anniversary, and Stephen J. Mauger, Senior Vice President, Treasurer and Chief Financial Officer of the Company, was awarded 1,000 shares of restricted stock, with 100 shares vesting on the first anniversary of grant, 200 shares vesting on the second anniversary, 300 shares vesting on the third anniversary, and 400 shares vesting on the fourth anniversary. The Company is filing herewith and is incorporating herein by reference as Exhibit 10.17 a form of granting agreement for awards of restricted stock under the 2006 Plan and as Exhibit 10.18 a form of granting agreement for stock options awarded under the 2006 Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.16	Amendment No. 2 to Employment Agreement of Anthony M. Bruno, Jr.

10.17	Form of Restricted Stock Granting Agreement under Greater Community Bancorp 2006 Long-Term Stock Compensation Plan.

10.18	Form of Stock Option Granting Agreement under Greater Community Bancorp 2006 Long-Term Stock Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(registrant)

Date: December 27, 2006	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer and Chief Financial Officer

Exhibit Index

No.	Description

10.16	Amendment No. 2 to Employment Agreement of Anthony M. Bruno, Jr.

10.17	Form of Restricted Stock Granting Agreement under Greater Community Bancorp 2006 Long-Term Compensation Plan.

10.18	Form of Stock Option Granting Agreement under Greater Community Bancorp 2006 Long-Term Compensation Plan.